HARRIS ASSOCIATES INVESTMENT TRUST

Supplement dated January 2, 2007
to the Prospectus of The Oakmark Funds dated January 27, 2006

Effective immediately, the following changes are made to the prospectus:

Under the section of the prospectus entitled "INVESTING WITH THE OAKMARK FUNDS – ELIGIBILITY TO BUY SHARES," the first paragraph on page 37 is replaced as follows:

"Oakmark Units. Oakmark Units are ILA Service Units of beneficial interest of each of the Government Portfolio and the Federal Portfolio ("Oakmark Units"). The Government Portfolio and Federal Portfolio are portfolios of Goldman Sachs Trust, which includes the Goldman Sachs – Institutional Liquid Asset Portfolios. Starting January 2, 2007, Oakmark Units of the Federal Portfolio will be available for purchase. Starting January 25, 2007, Oakmark Units of the Government Portfolio will no longer be available for purchase. Existing holders of the Oakmark Units of the Government Portfolio must exchange their units for shares of any of the Funds or for the Oakmark Units of the Federal Portfolio by March 30, 2007. If exchanging into a Fund, the new account must meet the minimum balance of $1,000 or $500 with an Automatic Investment Plan or for Coverdell Education Savings Accounts. If your Oakmark Units of the Government Portfolio are outstanding at the close of business on March 30, 2007, they will be liquidated and you will receive a check for the proceeds. If you hold Oakmark Units in an IRA, your Government Portfolio units will be exchanged for Federal Portfolio units on March 30, 2007.

For a prospectus and more complete information on the Oakmark Units, including management fees and expenses, please call 1-800-OAKMARK (1-800-625-6275) or visit www.oakmark.com. You may exchange your Oakmark Units of the Government Portfolio for shares of the Funds or Oakmark Units of the Federal Portfolio in writing or by calling the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choosing menu option 1 and following the instructions, or by calling an investor service representative at 1-800-OAKMARK. Please read the prospectus carefully before you invest or send money."

The first sentence of the section entitled "SHAREHOLDER SERVICES – CLASS I SHAREHOLDERS – IRA Plans" on page 52 is replaced in its entirety as follows:

"IRA Plans. The Trust has a master IRA plan that allows you to invest in a Traditional IRA, Roth IRA, Coverdell Education Savings Account or SIMPLE IRA on a tax-sheltered basis in the Fund or Oakmark Units."

SUPGOV07

HARRIS ASSOCIATES INVESTMENT TRUST

Supplement dated January 2, 2007
to the Statement of Additional Information
 of The Oakmark Funds dated October 2, 2006

Effective immediately, the section entitled “PURCHASING AND REDEEMING SHARES – Money Market Exchange Fund” on page 30 of the Statement of Additional Information is replaced in its entirety as follows:

“The Adviser acts as a Service Organization for the ILA Service Units (“Oakmark Units”) of the Government Portfolio and the Federal Portfolio of Goldman Sachs Trust, which Oakmark Units may be purchased directly or by exchanging shares of a Fund.  For its services, the Adviser receives fees at a rate of 0.50% for the Government Portfolio and 0.25% for the Federal Portfolio, respectively, of the average annual net assets of the Oakmark Units held in such portfolios.”

SUPGOV07